----------------------
                             ARTISAN SMALL CAP FUND
                             ----------------------

QUARTERLY UPDATE                                               OCTOBER 1998


Thank you for investing in the Artisan Small Cap Fund. We are pleased to present this update for the year's third quarter.

In a quarter that took an especially heavy toll on small-cap stocks, the Artisan Small Cap Fund declined 26.0%. Its benchmark index, the Russell 2000, fell 20.1%, and its peer group, the Lipper Small-Cap Fund Index lost 21.4%.<F1>

Though market declines are disappointing, this long-overdue correction has created opportunities that we believe will enhance the Fund's long-term potential for growth. You'll find specifics enclosed.

Thank you for your confidence.

                                                                          (logo)
                                                                   ARTISAN FUNDS

                             ----------------------
                             THIRD QUARTER OVERVIEW
                             ----------------------

It was a difficult quarter. From mid-July to the end of August, the markets declined sharply, with small-caps suffering the most. Though the markets rebounded in September, the largest gains in small-caps were produced by the largest names. Our stocks lagged the Russell 2000 Index because of selling pressure on some of our less liquid holdings. Our financial companies were weak, as were some of our smaller, less seasoned holdings. In addition, some of the rebound's leaders were biotech and Internet stocks, which do not fit neatly into our disciplined investment style.

On the brighter side, this quarter's market turmoil provided the opportunity to enhance the portfolio with companies that historically have been richly valued, but which recently - and irrationally - fell to prices that we found attractive. Four of these purchases - all high-quality companies with above-average growth rates - are profiled.

                          ---------------------------
                           AVERAGE ANNUAL RETURNS<F1>
                          ---------------------------
                         3/28/95 (INCEPTION) TO 9/30/98


              ARTISAN SMALL         RUSSELL           LIPPER SMALL
                 CAP FUND          2000 INDEX        CAP FUND INDEX
               ------------       ------------      ----------------
                  10.0%              11.6%                9.3%

                                       1
                               INVESTMENT PROFILE
                              -------------------
                          ALTERNATIVE LIVING SERVICES
                          AND SUNRISE ASSISTED LIVING

Driving the explosive growth of the assisted living industry are powerful demographic trends and the need to provide better, more cost-effective living environments for the elderly. Among people over 65, some 6-7 million need assistance with daily living - a number projected to grow by over 50% in twenty years. But even today, the supply of professionally managed facilities is inadequate - serving only about 300,000 people in the U.S. We believe a select group of companies will emerge as industry leaders to meet this need. We've invested in two that we regard as likely to fill that role.

ALTERNATIVE LIVING SERVICES (ALS) is the largest provider in the industry, with 290 residences in 31 states, and another 150 in development. ALS focuses on the needs of the frail elderly, with a particular specialty in Alzheimer's care residences. It currently serves 13,000 residents - a number set to grow to 19,000 by the end of 1999.

SUNRISE ASSISTED LIVING, the second largest provider, specializes in high-end facilities, chiefly in the country's


                              TOP 10 HOLDINGS<F3>
                              --------------------


---------------------------------------------------------------------
COMPANY                                                              %
---------------------------------------------------------------------
PENN TREATY AMERICAN...Long-term care insurance                   2.5%

ALTERNATIVE LIVING SERVICES...Assisted living facilities          2.5%

DATA PROCESSING RESOURCES CORPORATION...Technology
  staffing services                                               2.4%

ITI TECHNOLOGIES...Wireless home security systems                 2.4%

OSHKOSH B'GOSH...Children's clothing manufacturer                 2.3%

HEALTHCARE FINANCIAL PARTNERS REIT...Healthcare related
  real estate investments (144A)                                  2.3%

WICOR...Gas utility and pump manufacturer                         2.3%

SUPERIOR SERVICES...Solid waste disposal services                 2.2%

WILD OATS MARKETS...Natural food supermarkets                     2.2%

BORG-WARNER SECURITY...Physical and electronic security services  2.2%
----------------------------------------------------------------------
TOTAL                                                            23.3%
======================================================================

                         ------------------------------
                          ALTERNATIVE LIVING SERVICES
                          AND SUNRISE ASSISTED LIVING

top 20 metropolitan areas. Many consider Sunrise the industry's benchmark of quality. It owns and operates 58 Victorian-styled facilities serving 5,900 residents, with another 25 facilities in development.

Though both companies can grow by 30% for several years, the recent correction drove down their stocks to 15X projected 1999 earnings.<F2>


                                       2
                               INVESTMENT PROFILE
                              --------------------
                     DATA PROCESSING RESOURCES CORPORATION

As information technologies (IT) and their applications have become more complex, businesses increasingly have come to rely on outside experts. But in recent years, the number of experts available has failed to keep pace with the demand. Thus, companies providing IT professionals now enjoy attractive growth potential.

DATA PROCESSING RESOURCES CORPORATION (DPRC) provides temporary workers who design, implement and maintain solutions for information systems. Screened very carefully, DPRC's consultants command high billing rates, resulting in above-industry profitability. Through internal growth and acquisition, DPRC has over 2000 consultants on assignment chiefly at Fortune 500 companies throughout the country. Though we anticipate annual growth at over 30%, the recent market decline enabled us to buy this stock at 16X our 1999 earnings estimate.<F2>

                                       3
                               INVESTMENT PROFILE
                             ---------------------
                         PACIFIC SUNWEAR OF CALIFORNIA

PACIFIC SUNWEAR OF CALIFORNIA is a leading retailer of casual clothes for young people ages 12 to 22. This company has shown a remarkable ability to deliver consistent results in this fashion-driven sector. By selectively mixing name brands with its private label brands, it has grown to over 300 stores in 40 states, with potential for up to 600 stores. Management just completed a successful test of a prototype store called "d.e.m.o." - which targets a more mainstream teen, influenced by urban fashion - and will roll out this concept in 1999. We're confident that Pacific Sunwear can maintain its 30% earnings growth for at least the next 3-5 years. At quarter-end, it traded at 15X our 1999 estimate.<F2>

                        DIVERSIFICATION BY INDUSTRY<F4>
                        --------------------------------

--------------------------------------------------------------------------------
INDUSTRY                               %     INDUSTRY                       %
--------------------------------------------------------------------------------
CONSUMER STAPLES                     5.0     HEALTHCARE SERVICES          7.4

CONSUMER CYCLICALS/                  4.9     MEDICAL DEVICES/             1.9
BUILDING RELATED                             SUPPLIES

CONSUMER SERVICES                    2.5     BUSINESS SERVICES           12.5

RETAILING/APPAREL                   13.7     CAPITAL SPENDING             5.4

RESTAURANTS/HOTELS                   7.1     PAPER/PACKAGING              2.1

ENERGY                               2.8     TRANSPORTATION               0.0
                                             RELATED
BANKS/S&Ls                           1.2
                                             COMPUTER RELATED             4.6
INSURANCE                            2.6
                                             ELECTRONICS                  7.7
OTHER FINANCIAL                      4.2
                                             SOFTWARE/                    5.3
BIOTECH/                             2.1     TELECOMMUNICATIONS
PHARMACEUTICAL
                                             UTILITIES                    3.1
REITs/PROPERTY                       3.9
--------------------------------------------------------------------------------
TOTAL                                        100.0%
================================================================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

Though global uncertainties may cause additional volatility, we're cautiously optimistic that further easing by the Federal Reserve will leave the economy relatively unscathed on the domestic front. And, as we've noted before, we have very few companies with meaningful international exposure. We're a bit concerned about the consumer, but believe that our holdings are not, for the most part, dependent on the so-called wealth effect. Companies will still have to upgrade their technology, teens will continue buying clothes and our aging population will continue to need appropriate living facilities.

In addition, small-caps continue to be very cheap relative to their large-cap brethren. Investors took note of this in September, causing small-caps to outperform smartly on a number of days. For our part, we'll persist in our search for high-quality companies that have become relative bargains.


PLEASE NOTE

DISTRIBUTIONS
- On September 30, Artisan Small Cap Fund paid a distribution of $0.9603 to shareholders of record as of September 29. The Fund's share price on September 30 was reduced by the amount of the distribution.

- For most non-retirement accounts, this distribution will be taxable, whether you re-

                                                    continued on following panel

                      -----------------------------------

  invest it or receive it in a check. However,because of pending legislation, we're unable to let you know at the moment what portions will be taxed at 20% versus 28% rates. We will let you know precisely with your year-end tax information.

- This distribution reflects undistributed capital gains for the Fund's fiscal year ended June 30, 1998. During that period, the domestic equity market was very strong. The market decline since then does not alter this payment in any way, though it may affect subsequent distributions.

REPORTS
Don't be surprised to see a change in your next quarterly report, and to receive it somewhat later than usual. We believe you'll find the revision in form and content to be helpful. The later mailing reflects an operational change at Artisan.

As always, if you have a question, please call us at 1-800-344-1770.


                              FUND STATISTICS <F5>
                              --------------------

NUMBER OF HOLDINGS                                        66

MEDIAN MARKET CAP                               $331 million

MEDIAN GROWTH RATE                                       29%

MEDIAN P/E                           1998E             16.5X
                                     1999E             13.0X

MEDIAN PRICE/INTRINSIC VALUE         1998E               68%
                                     1999E               53%

EQUITY DIVIDEND YIELD                                   0.4%

                                   FOOTNOTES
                                   ---------

<F1> THE ARTISAN SMALL CAP FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF -
     25.0% FOR THE YEAR ENDED SEPTEMBER 30, 1998, AND 10.0% FOR THE PERIOD FROM INCEPTION ON MARCH 28, 1995 THROUGH SEPTEMBER 30, 1998. PER FORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 IS AN UNMANAGED, UNWEIGHTED INDEX OF COMMON STOCKS OF 2000 SMALL COMPANIES WITH DIVIDENDS REINVESTED. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF OCTOBER 1, 1998. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF SEPTEMBER 30, 1998.

<F5> FUND STATISTICS ARE AS OF SEPTEMBER 30, 1998.

                                     (logo)
                                 ARTISAN FUNDS

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412
                                 1 800 344 1770

                          ----------------------------
                          ARTISAN SMALL CAP VALUE FUND
                          ----------------------------

QUARTERLY UPDATE                                                OCTOBER 1998



Thank you for investing in Artisan Small Cap Value Fund. We are pleased to present this update for the third quarter of 1998.

During this complex period for small-cap stocks, the Fund declined 20.2%. Its benchmark indexes - the Russell 2000 and Russell 2000 Value - lost 20.1% and 17.9%, respectively. In the twelve months since inception, the Fund has returned -9.2% versus -18.5% and -12.3% for its respective indexes.<F1>

This report presents our view of the quarter's events, as well as insight into recent investments and our outlook for the markets in the quarter ahead.

                                                                          (logo)
                                                                   ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW
                             ----------------------

For U.S. equity markets, this was a volatile quarter. After peaking in mid-July, the averages plummeted through the end of August and spent September in a fitful rally. Relative to the small-cap market, the Fund outperformed in the down phases and lagged in the up phases. This pattern reflects our value discipline and has been the trend since inception.

The markets' concern was earnings-worries that worsening global problems could further encroach on U.S. corporate earnings, more broadly eroding underlying equity values.

Amidst the turmoil, we managed to find attractive opportunities. Profiles of three of them follow. Though their industries are hardly glamorous - plumbing, insurance and cement - we believe they will prove their merit as investments over time.

                             ----------------------
                             INVESTMENT RETURNS<F1>
                             ----------------------
                         9/29/97 (INCEPTION) TO 9/30/98



              ARTISAN SMALL       RUSSELL 2000        LIPPER SMALL
              CAP VALUE FUND      VALUE INDEX        CAP FUND INDEX
               ------------       ------------      ----------------
                  -9.2%              -12.3%              -20.8%

                                       1
                               INVESTMENT PROFILE
                              -------------------
                               MUELLER INDUSTRIES

MUELLER INDUSTRIES manufactures and distributes plumbing supplies. Spun-off from a bankrupt steel company, Mueller was bought, then transformed, by its management team, which infused capital, upgraded technology, boosted productivity and expanded margins.

Management continues applying this successful formula. Recently, it added a product line that enables the company to re-melt its own scrap. And it upgraded Mueller's main factory - the country's largest copper fabricating plant - to maximize this facility's advantage of scale. Intending to transfer its business methodology to Europe, Mueller recently purchased - at bargain prices - two similar, smaller firms in England and France.<F2>


                              TOP 10 HOLDINGS<F3>
                              --------------------


----------------------------------------------------------------------
COMPANY                                                              %
----------------------------------------------------------------------
HILB, ROGAL & HAMILTON...Insurance broker                         4.0%

M&F WORLDWIDE...Flavoring producer                                3.0%

R.G. BARRY...Manufacturer of specialized comfort footwear         2.7%

CFC INTERNATIONAL...Specialty chemical coatings                   2.5%

ANNUITY AND LIFE RE HOLDINGS...Life and annuity reinsurance       2.4%

CAPITAL SOUTHWEST...Closed-end venture capital
     investment company                                           2.3%

RISK CAPITAL HOLDINGS...Reinsurance products and services         2.2%

GLEASON CORPORATION...Gear manufacturing equipment producer       2.2%

SUPERIOR NATIONAL INSURANCE...Worker's compensation
  insurance in Arizona and California                             2.1%

SMITH INVESTMENT COMPANY...Multi-industry holding company         2.0%
----------------------------------------------------------------------
TOTAL                                                            25.4%
======================================================================

                                       2
                               INVESTMENT PROFILE
                              -------------------
                          ANNUITY AND LIFE RE HOLDINGS

Several factors favor the growth of ANNUITY AND LIFE RE HOLDINGS. One is its Bermuda location. The island has no taxes and relatively relaxed capital requirements. Thus, with a lower expense structure, the company can under-price its competition and gain market share.

A couple of trends are also creating opportunity. As mutual life insurers convert to stock companies, they typically reinsure a portion of their business. And a number of marginal life insurers are looking to reduce their exposure. Another plus for this new company - public since April - is its management, which set up and ran a successful property and casualty insurer in Bermuda. And the company is well capitalized, with Prudential, Ace and Exel (three large insurance companies) as strategic investors.

Annuity and Life seems well positioned to garner sizeable contracts and to generate a high return on equity (ROE).<F2>


                                       3
                               INVESTMENT PROFILE
                              -------------------
                                LONE STAR CEMENT

Following its near-demise in the late 80s and early 90s, the cement industry emerged into a time of rising prosperity.

Construction has been strong and appears likely to stay so - especially in light of low interest rates and the recently passed highway construction bill. In

                        -------------------------------
                                LONE STAR CEMENT

addition, demand exceeds supply, as no capacity was added during the downturn. And trade restrictions have discouraged foreign competition. Thus, manufacturers have been enjoying pricing power; year after year, they've been able to raise their prices and increase their earnings.

In this industry, we favor LONE STAR CEMENT. It's a huge cash cow and debt free. Plus, it is using its strong balance sheet to finance an aggressive share repurchase program. We bought the stock at a discount to its peers. And the industry is consolidating, with Lone Star a possible takeover.<F2>

                        DIVERSIFICATION BY INDUSTRY<F4>
                        --------------------------------
------------------------------------------------------------------------------
INDUSTRY                               %     INDUSTRY                       %
------------------------------------------------------------------------------
CONSUMER STAPLES                     6.8     MEDICAL DEVICES              1.2

CONSUMER CYCLICALS                   1.0     BASIC INDUSTRY              23.9

CONSUMER SERVICES                    2.8     BUSINESS SERVICES            7.5

RETAILING                            2.8     CAPITAL SPENDING            14.4

RESTAURANTS/HOTELS                   4.3     PAPER/PACKAGING              1.3

ENERGY                               3.9     TRANSPORTATION               0.0

BANKS/S&LS                           0.0     COMPUTER RELATED             3.9

INSURANCE                           15.0     ELECTRONICS                  0.0

OTHER FINANCIAL                      4.6     SOFTWARE/                    0.5
                                             TELECOMMUNICATIONS
BIOTECH/                             0.0
PHARMACEUTICAL                               UTILITIES                    0.0

REITS/PROPERTY                       6.1     HEALTHCARE SERVICES          0.0
-------------------------------------------------------------------------------
TOTAL                                                                  100.0%
===============================================================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

Caution will be the watchword through year-end, at least. Weakness in earnings is likely to spread beyond the cyclical/commodity industries already affected. And equities - especially large-caps - are still high by historical standards. So we may be faced with more volatility.

But we're not about to sound the retreat. Instead, we see abundant opportunity to enhance the portfolio with high-quality companies that the market has driven down from "overvalued" to "bargain" status. This approach enables us to complement our holdings of turnarounds, asset plays and smaller market caps.
As always, we're proceeding selectively. One example: We recently purchased Briggs and Stratton, the largest maker of air-cooled gasoline engines. A year ago, on the day we launched the Fund, this stable, financially strong company was priced at 24X earnings. A few weeks ago, our initial purchase was at 12X earnings.


PLEASE NOTE
-----------

DISTRIBUTIONS

- On September 30, Artisan Small Cap Value Fund paid a distribution of $0.5387 to shareholders of record as of September 29. The Fund's share price on September 30 was reduced by the amount of the distribution.

                                                    continued on following panel

                       -----------------------------------

- For most non-retirement accounts, this distribution will be taxable, whether you reinvest it or receive it in a check. However, because of pending legislation, we're unable to let you know at the moment what portions will be taxed at 20% versus 28% rates. We will let you know precisely with your year-end tax information.

- This distribution reflects undistributed capital gains for the Fund's fiscal year ended June 30, 1998. During that period, the domestic equity market was very strong. The market decline since then does not alter this payment in any way, though it may affect subsequent distributions.

REPORTS

Don't be surprised to see a change in your next quarterly report, and to receive it somewhat later than usual. We believe you'll find the revision in form and content to be helpful. The later mailing reflects an operational change at Artisan.

As always, if you have a question, please call us at 1-800-344-1770.

                              FUND STATISTICS<F5>
                              -------------------

NUMBER OF HOLDINGS                                        65

MEDIAN MARKET CAP                               $167 MILLION

WEIGHTED AVG. MARKET CAP                        $266 MILLION

MEDIAN PRICE/BOOK VALUE                                 1.0X

MEDIAN P/E                           1998E             11.5X

EQUITY DIVIDEND YIELD                                   1.2%

                                   FOOTNOTES
                                   ---------

<F1> THE ARTISAN SMALL CAP VALUE FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF
     -9.1% FOR THE YEAR ENDED SEPTEMBER 30, 1998, AND -9.2% FOR THE PERIOD FROM INCEPTION ON SEPTEMBER 29,1997 THROUGH SEPTEMBER 30, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 IS AN UNMANAGED, UNWEIGHTED INDEX OF COMMON STOCKS OF 2000 SMALL COMPANIES WITH DIVIDENDS REINVESTED. THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF OCTOBER 1, 1998. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF SEPTEMBER 30, 1998.

<F5> FUND STATISTICS ARE AS OF SEPTEMBER 30, 1998.



                                    (logo)
                                 ARTISAN FUNDS

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412
                                 1 800 344 1770

                              --------------------
                              ARTISAN MID CAP FUND
                              --------------------

QUARTERLY UPDATE                                                  OCTOBER 1998

Thank you for investing in the Artisan Mid Cap Fund. We are pleased to provide you with this update for the third quarter of 1998.

Artisan Mid Cap Fund completed the quarter with a loss of 10.5%, ahead of both its benchmark indexes, the S&P 400 and Lipper Mid-Cap Fund Index, which declined 14.8% and 17.9%, respectively.<F1>

In the fifteen months since inception, the Fund's return of 30.7% also outpaced both indexes, which gained 6.8% and 0.5%, respectively.<F1>

Inside you'll find a review of this complex quarter, as well as a look at some recent investments, and our outlook for the economy and equity markets.

                                                                          (logo)
                                                                   ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW
                            -----------------------

As investors groped for consensus opinion, the equity markets were roiled by volatility during the quarter. Eventually it became clear that Asia's forest fire had blown into other emerging markets - threatening Latin America and further jeopardizing the earning power of U.S. corporations.

Though we'd noted that it was getting tough for corporate America to achieve its profit objectives, we have to admit surprise at the slowdown's rapidity and breadth. No doubt, the effects of a slowing were exacerbated by the overreaction of a financial system that has grown so leveraged it can't easily accommodate stress.

During the quarter, our focus remained intact: to invest in franchise companies, priced below intrinsic value, experiencing a trend that we believe is bigger than consensus. Within this context, the market decline provided an opportunity to purchase some stocks - SPX and Starbucks, for example - that had previously been too richly valued for our approach.


                              -------------------
                             INVESTMENT RETURNS<F1>
                              --------------------
                         6/27/97 (INCEPTION) TO 9/30/98



               ARTISAN MID          S&P 400          LIPPER MID CAP
                 CAP FUND            INDEX             FUND INDEX
               ------------       ------------      ----------------
                  30.7%               6.8%                0.5%

                                       1
                               INVESTMENT PROFILE
                              -------------------
                                 C.H. ROBINSON


Increasingly, large companies are choosing to outsource certain non-strategic functions. One of these is logistics - the myriad elements, from planning to unloading, entailed in transporting products. C.H. ROBINSON is the largest third party logistics provider in North America.

Unlike many competitors, C.H. Robinson doesn't own trucks, railroads or barges; and it doesn't employ their operators. Instead, it serves as an intermediary.

Through an enormous database, it leverages its relationships with both client companies and transportation providers, from which it buys space and time. In effect, it collects a fee for bringing buyers and sellers together, thus making the marketplace more efficient.

Driven in part by the outsourcing theme mentioned above, C.H. Robinson is growing at a steady 15%.


                              TOP 10 HOLDINGS<F3>
                              -------------------

----------------------------------------------------------------------
COMPANY                                                              %
----------------------------------------------------------------------
AMERICAN POWER CONVERSION...Un-interruptible power supplies       3.6%

CENTENNIAL CELLULAR...Wireless telephone system operator          3.5%

APARTMENT INVESTMENT & MANAGEMENT...Apartment complex
  management                                                      3.5%

ELECTRONICS FOR IMAGING...Products for digital color printing     3.1%

FRED MEYER...Western U.S. grocery stores                          2.9%

IMAX...Developer of specialty movies and theaters                 2.9%

SUNGARD DATA SYSTEMS...Recordkeeping software for
  investment management                                           2.8%

METTLER-TOLEDO...Leader in precision weighing instruments         2.6%

SAFETY-KLEEN...Hazardous waste collection and disposal            2.6%

LIBERTY MEDIA...Cable television programmer                       2.4%
----------------------------------------------------------------------
TOTAL                                                            29.9%
======================================================================

                         ------------------------------
                                 C.H. ROBINSON

And because it's not asset-based, the company avoids much of its industry's cyclicality. Yet despite these positives, the stock dropped with its industry peers last quarter. We bought at an average price of $19, with a target price of $30 within 12-18 months.<F2>


                                       2
                               INVESTMENT PROFILE
                              -------------------
                                 GARTNER GROUP

GARTNER GROUP is the dominant worldwide provider of research services on the information technology (IT) marketplace. It offers over 100 monthly publications, targeted chiefly to Fortune 1000 MIS directors. Each publication, available only by subscription, addresses a specialized niche such as networking, laptops or "Year 2000" issues.

As companies increasingly recognize their internal information technology research limitations, they see this type of information - and its expenditure - as imperative.

For Gartner's target client, research typically accounts for 1% of corporate IT expenditures, and ranges from $40,000 to $400,000 annually. This is a small price for a company to pay to ensure that its information systems remain efficient and competitive. Gartner has enjoyed subscription renewals of 85-90% and a growth rate of over 25%. It will seek additional growth chiefly through acquisitions and longer-term subscriptions.

                         ------------------------------
                                 GARTNER GROUP

This financially sound company has no debt and a substantial cash balance. Yet we were able to purchase its stock at a 35% discount to our assessment of its intrisic value.<F2>

                        DIVERSIFICATION BY INDUSTRY<F4>
                        --------------------------------

------------------------------------------------------------------------------
INDUSTRY                               %     INDUSTRY                       %
------------------------------------------------------------------------------
TECHNOLOGY                          20.3     MATERIALS & PROCESSING      12.6

HEALTHCARE                           9.1     TRANSPORTATION               2.6

CONSUMER DISCRETIONARY                       FINANCIAL SERVICES           6.2
 & SERVICES                         11.5
                                             COMMUNICATIONS              11.9

CONSUMER STAPLES                     7.0     UTILITIES                    0.0

ENERGY                               1.9     BUSINESS SERVICES            9.5

CONGLOMERATE                         1.8     REITS/PROPERTY               5.6
-------------------------------------------------------------------------------
TOTAL                                                                  100.0%
===============================================================================

                          MARKET CAP DISTRIBUTION<F4>
                          ---------------------------

          ------------------------------------------------------------
               MARKET CAP         MID CAP FUND          S&P 400
             (IN $ BILLIONS)           (%)                (%)
          ------------------------------------------------------------
              $0.0 to 0.5              3.6                1.9
               0.5 to 1.0             28.1                8.1
               1.0 to 2.0             25.3               23.2
               2.0 to 3.0              8.0               20.7
               3.0 to 4.0             12.7               21.0
               4.0 to 5.0              1.9                8.4
               5.0 to 6.0              4.4                5.4
               6.0 to 7.0              7.0                1.6
               7.0 to 8.0              1.0                1.9
                  8.0+                 8.0                7.8
           ------------------------------------------------------------
           TOTAL                     100.0%             100.0%
           ============================================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

We believe the markets are past the point of peak volatility. In our opinion, stocks are likely to trade sideways for awhile, as investors wait for clearer economic signals.

Nonetheless, some turbulence is very likely. And while we can't avoid market movements, we can work to minimize their effects as we build the Fund's portfolio. In these very tricky times, that means heightened selectivity. We intend to continue shedding less attractive stocks in favor of high quality companies that the market decline has brought within our reach. As always, we will apply our major investment criteria: franchise companies...priced below intrinsic value...riding an under-appreciated trend. Thus far, this approach has enabled us to outperform. Over time, we believe it will continue to serve our investors well.


PLEASE NOTE
-----------

DISTRIBUTIONS

- On September 30, Artisan Mid Cap Fund paid a distribution of $1.2673 to shareholders of record as of September 29. The Fund's share price on September 30 was reduced by the amount of the distribution.

- For most non-retirement accounts, this distribution will be taxable, whether you reinvest it or receive it in a check. However, because continued on following panel

                     -----------------------------------

     of pending legislation, we're unable to let you know at the moment what portions will be taxed at 20% versus 28% rates. We will let you know precisely with your year-end tax information.

- This distribution reflects undistributed capital gains for the Fund's fiscal year ended June 30, 1998. During that period, the domestic equity market was very strong. The market decline since then does not alter this payment in any way, though it may affect subsequent distributions.


REPORTS

Don't be surprised to see a change in your next quarterly report, and to receive it somewhat later than usual. We believe you'll find the revision in form and content to be helpful. The later mailing reflects an operational change at Artisan.

As always, if you have a question, please call us at 1-800-344-1770.


                     FUND STATISTICS<F5>
                     -------------------

NUMBER OF HOLDINGS                                        52

MEDIAN MARKET CAP                               $1.9 BILLION

MEDIAN GROWTH RATE                   1998E               18%
                                     1999E               16%

WEIGHTED AVERAGE P/E                 1998E             13.4X
                                     1999E             13.8X

MEDIAN PRICE/INTRINSIC VALUE         1998E               71%
                                     1999E               58%

                                   FOOTNOTES

<F1> THE ARTISAN MID CAP FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 4.1%
     FOR THE YEAR ENDED SEPTEMBER 30, 1998, AND 23.6% FOR THE PERIOD FROM INCEPTION ON JUNE 27, 1997, THROUGH SEPTEMBER 30, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE S&P 400 IS AN UNMANAGED, MARKET-WEIGHTED INDEX, WITH DIVIDENDS REINVESTED, OF 400 MID-CAP COMPANIES. THE LIPPER MID CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST MID-CAP FUNDS. DURING THE YEAR ENDED SEPTEMBER 30, 1998, ARTISAN MID CAP FUND WAS REIMBURSED FOR EXPENSES IN EXCESS OF CERTAIN LIMITS, WHICH MAY HAVE HAD A MATERIAL EFFECT ON THE FUND'S TOTAL RETURN.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF OCTOBER 1, 1998. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF SEPTEMBER 30, 1998.

<F5> FUND STATISTICS ARE AS OF SEPTEMBER 30, 1998.


                                    (logo)
                                 ARTISAN FUNDS



                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412
                                 1 800 344 1770

                           --------------------------
                           ARTISAN INTERNATIONAL FUND
                           --------------------------
QUARTERLY UPDATE                                                 OCTOBER 1998



Thank you for investing in the Artisan International Fund. We are pleased to provide this update for the third quarter of 1998.

During the quarter, the Artisan International Fund declined 18.8%, while its benchmark index, the Morgan Stanley EAFE Index, lost 14.2%. Year-to-date, through September 30, the Fund has gained 5.9% versus a loss of 0.6% for EAFE. In the eleven quarters since inception, the Fund has returned 47.2% versus EAFE's gain of 7.3%.<F1>

Inside we address this complex quarter for international markets. We also discuss some recent purchases, as well as our continued commitment to European equities.

Thank you for your confidence.

                                                                          (logo)
                                                                   ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW
                             ----------------------

The third quarter saw volatility and overall declines in international markets. Asia's markets responded to its continuing malaise, the increasing effects of which roiled Latin American stocks.

More important to the Fund are the markets of Europe, where we've committed over 80% of our assets. While Europe's economies generally remain healthy, its markets fell nonetheless, particularly in August. They retreated in reaction to Russia's meltdown - with Russian debt held by German banks an immediate concern and the political implications a longer-term worry. Europe also reflected U.S. market conditions.

To capitalize on the downturn, we replaced some of our less favored holdings with quality companies whose stocks had been driven down to attractive levels. We believe this move will enhance the Fund's long-term growth potential.

                            -----------------------
                             INVESTMENT RETURNS<F1>
                            -----------------------
                        12/28/95 (INCEPTION) TO 9/30/98



                  ARTISAN             EAFE         LIPPER INTERNATIONAL
               INTERNATIONAL          INDEX             FUND INDEX
               ------------       ------------      ----------------
                  47.2%               7.3%                20.0%




                                       1
                               INVESTMENT PROFILE
                              --------------------
                          CAP GEMINI NV (NETHERLANDS)

We find computer services in Europe a very attractive sector. Demand far outstrips supply, as information technology emerges as a competitive imperative; and the Year 2000 (Y2K) problem, advent of the euro and development of the Internet are likely to drive growth for years.

In this sector, CAP GEMINI stands out as a high quality company. It offers robust growth, presence in one of the world's fastest developing information technology markets (Netherlands), operates in many economic sectors and dominates its home turf.

Cap Gemini's 6,500 employees provide services from programming and contract consulting to software design and systems engineering. Its stock has proven to be one of our finest holdings.<F2>


                              TOP 10 HOLDINGS<F3>
                              -------------------
----------------------------------------------------------------------
COMPANY                                                              %
----------------------------------------------------------------------
COLT TELECOM GROUP PLC...U.K. telephone service provider
  for European corporations                                       3.4%

METRONET...Canadian telephone service provider                    3.0%

NOKIA...International telecommunications company in Finland       2.8%

UNION BANK OF SWITZERLAND...Global bank in Switzerland            2.7%

CREDIT COMMERCIAL DE FRANCE...Commercial bank in France           2.5%

NOVARTIS AG...Pharmaceutical firm (world's largest)
     in Switzerland                                               2.5%

TELECOM ITALIA SPA...Telephone and integrated services in Italy   2.5%

OLIVETTI SPA...Italian provider of telecom services               2.4%

SUEZ-LYONNAISE DES EAUX...Building and construction
     company in France                                            2.0%

BANCA DI ROMA...Money center bank in Italy                        2.0%
----------------------------------------------------------------------
TOTAL                                                            25.8%
======================================================================

                               INVESTMENT PROFILE
                              -------------------
                                OLIVETTI (ITALY)

In 1996, after a financially disastrous foray into computers, OLIVETTI decided to restructure. The company sold all of its computer-related assets, put its other technology ventures on the block and transformed itself into a provider of telecommunications services.

Today, some 90% of Olivetti's value is in wireless and wireline services. And this highly focused company stands to become a key beneficiary of Italy's imminent liberalization of its telecommunications industry.

Germany's Mannesmann - also a Fund holding - has accumulated a 49% stake in Olivetti's telecom interests. Mannesmann is Europe's largest new-entrant telecom operator, with number two market share in Germany and France. We believe this alliance should enhance Olivetti's ability to grow, even as it sheds its remaining non-core assets.2

                                       3
                               INVESTMENT PROFILE
                              -------------------
                               ARGENTARIA (SPAIN)

Madrid-based ARGENTARIA is a major restructuring story in European banking. The March merger of its three commercial banking units promises to serve as a catalyst for improved earnings growth, higher earnings quality, greater focus and enhanced profitability.

As part of the process, this strategic change should: reinforce the retail franchise - currently 1,743 branches in Spain and Latin America, with

                         ------------------------------
                               ARGENTARIA (SPAIN)

a client base of nearly five million; exploit the synergies between the mortgage and retail businesses; centralize and streamline back-office operations; and enhance management capabilities and effectiveness.

As we've mentioned a number of times before, there's a strong trend to consolidation in Europe's financial services industry. It's one reason we find the sector attractive. As the trend continues, we believe a potential acquirer may well find this transformed Spanish bank a compelling takeover.<F2>

                          REGION/COUNTRY ALLOCATION<F4>
                          -----------------------------

------------------------------------------------------------------------------
EUROPE                             85.0%     ASIA/PACIFIC                2.6%
------------------------------------------------------------------------------
UNITED KINGDOM                      16.2     JAPAN                        1.6

ITALY                               11.6     SINGAPORE                    0.5

GERMANY                             10.8     HONG KONG                    0.2

NETHERLANDS                          9.5     THAILAND                     0.2

FRANCE                               8.1     PHILIPPINES                  0.1

SWEDEN                               6.6
                                             ---------------------------------
SWITZERLAND                          6.5     LATIN AMERICA               4.2%
                                             ---------------------------------
DENMARK                              5.1     BRAZIL                       2.2

FINLAND                              4.1     MEXICO                       2.0

SPAIN                                2.5
                                             ---------------------------------
NORWAY                               1.2     NORTH AMERICA               6.2%
                                             ---------------------------------
AUSTRIA                              1.1     CANADA                       3.8

POLAND                               1.1     BERMUDA                      2.4

CZECH REPUBLIC                       0.5
                                             ---------------------------------
IRELAND                              0.1     CASH                        2.0%
                                             ---------------------------------

                             OUR VIEW OF THE MARKET
                            -----------------------
                               LOOKING AT EUROPE

Our enthusiasm for Europe remains undiminished. We believe the attributes that have made Europe's markets among the world's most attractive in recent years are still intact.

The evolution of a single, continental market should bring continuing benefits such as gains from increased scope and scale of operations. Restructuring of industry - with its many positive effects - will also continue, as will deregulation and the liberalization of labor markets and industry.

There's a rising commitment to focusing business decisions on returns on assets or capital. The imminent advent of monetary union should enhance the flow of trade. And we expect continued high levels of corporate activity - including mergers, acquisitions, spin-offs and share buybacks - all aimed at producing higher returns for investors.

PLEASE NOTE
-----------

DISTRIBUTIONS

- On September 30, Artisan International Fund paid a distribution of $0.2798 to shareholders of record as of September 29. The Fund's share price on September 30 was reduced by the amount of the distribution.

- For most non-retirement accounts, this distribution will be taxable, whether you continued on following panel

                       OUR VIEW OF THE MARKET (continued)

     reinvest it or receive it in a check. However, because of pending legislation, we're unable to let you know at the moment what portions will be taxed at 20% versus 28% rates. We will let you know precisely with your year-end tax information.

- This distribution reflects undistributed earnings for the Fund's fiscal year ended June 30, 1998. The distribution is a result of net gains realized from the sale of securities and net income. The market decline since June 30 does not alter this payment in any way, though it may affect subsequent distributions.

REPORTS

Don't be surprised to see a change in your next quarterly report, and to receive it somewhat later than usual. We believe you'll find the revision in form and content to be helpful. The later mailing reflects an operational change at Artisan.

As always, if you have a question, please call us at 1-800-344-1770.

                              FUND STATISTICS<F5>
                              --------------------

NUMBER OF HOLDINGS                                        90

WEIGHTED AVERAGE MARKET CAP                    $12.6 BILLION

WEIGHTED AVERAGE GROWTH RATE                             27%

WEIGHTED AVERAGE P/E                 1998E             16.6X
                                     1999E             16.5X

                                   FOOTNOTES
                                   ---------


<F1> THE ARTISAN INTERNATIONAL FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF -
     0.8% FOR THE YEAR ENDED SEPTEMBER 30, 1998, AND 15.0% FOR THE
     PERIOD FROM INCEPTION ON DECEMBER 28, 1995 THROUGH SEPTEMBER 30, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE MORGAN STANLEY EAFE INDEX IS UNMANAGED AND INCLUDES NET REINVESTED DIVIDENDS FOR COMPANIES THROUGHOUT THE WORLD, EXCLUDING THE U.S. AND CANADA, IN PROPORTION TO WORLD STOCK MARKET CAPITALIZATION. THE LIPPER INTERNATIONAL FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE THIRTY LARGEST INTERNATIONAL FUNDS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, WHICH ARE DISCUSSED IN THE PROSPECTUS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGER, AS OF OCTOBER 1, 1998. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO ASSETS AS OF SEPTEMBER 30, 1998.

<F5> FUND STATISTICS ARE AS OF SEPTEMBER 30, 1998.


                                     (logo)
                                  ARTISAN FUNDS

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412
                                 1 800 344 1770